                                                                    Exhibit 99.3

                            VICORP RESTAURANTS, INC.
                          NOTICE OF GUARANTEED DELIVERY

      This form or one substantially equivalent to this form must be used to accept the offer (the "Exchange Offer") of VICORP Restaurants, Inc. to exchange an aggregate principal amount of up to $126,530,000 of its 10 1/2% Senior Notes due 2011 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 10 1/2% Senior Notes due 2011 (the "Original Notes"), which were issued in an offering under Rule 144A of the Securities Act and were not registered under the Securities Act. The Exchange Offer will expire at 5:00 p.m., New York City time, on _____________, 2004, unless extended (as it may be extended, the "Expiration Date"). As described in the enclosed Prospectus, dated ____________, 2004 (the "Prospectus"), if you are a registered holder of Original Notes and wish to tender your Original Notes, but (1) the certificates for Original Notes are not immediately available, (2) time will not permit your certificates for Original Notes or other required documents to reach Wells Fargo Bank, National Association, as exchange agent (the "Exchange Agent"), before the Expiration Date or (3) the procedure for book-entry transfer cannot be completed before the Expiration Date, you may effect a tender of your Original Notes if
(1) the tender is made through an eligible guarantor institution (as defined in the Prospectus under the caption "The exchange offer--Procedures for tendering original notes"); (2) prior to the Expiration Date, the Exchange Agent receives from an eligible guarantor institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in this form, setting forth your name and address, and the amount of Original Notes you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery. These documents may be sent by overnight courier, registered or certified mail or facsimile transmission. If you elect to use this procedure, you must also guarantee that within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Original Notes, in proper form for transfer, or a book-entry confirmation (as defined in the Prospectus under the caption "The exchange offer--Procedures for tendering original notes") of transfer of the Original Notes into the Exchange Agent's account at The Depository Trust Company (including the agent's message (as defined in the Prospectus under the caption "The exchange offer--Acceptance for exchange and issuance of exchange notes") that forms a part of the book-entry confirmation), as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by the Letter of Transmittal, will be deposited by the eligible guarantor institution with the Exchange Agent; and (3) the Exchange Agent receives the certificates for all physically tendered Original Notes, in proper form for transfer, or a book-entry confirmation of transfer of the Original Notes into the Exchange Agent's account at The Depository Trust Company, as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other required documents or, in the case of a book-entry confirmation, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or an agent's message instead of the Letter of Transmittal, in each case, within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.

       Delivery to: WELLS FARGO BANK, NATIONAL ASSOCIATION, Exchange Agent

            By facsimile (for eligible guarantor institutions only):
                                  612-667-4927

                             Confirm by telephone:
                                  800-344-5128

By registered & certified mail:   By regular mail or overnight couriers:  In person by hand only:
Wells Fargo Bank, N.A.            Wells Fargo Bank, N.A.                  Wells Fargo Bank, N.A.
MAC # N9303-121                   MAC # N9303-121                         608 Second Avenue South
Corporate Trust Operations        Corporate Trust Operations              Corporate Trust Operations, 12th Floor
P.O. Box 1517                     6th & Marquette Avenue                  Minneapolis, MN 55402
Minneapolis, MN  55480-1517       Minneapolis, MN  55479


DELIVERY OF A LETTER OF TRANSMITTAL OR AGENT'S MESSAGE TO AN ADDRESS OTHER THAN THE ADDRESS LISTED ABOVE OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE IS NOT VALID DELIVERY OF THE LETTER OF TRANSMITTAL OR AGENT'S MESSAGE.

Ladies and Gentlemen:

      Subject to the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to VICORP Restaurants, Inc. the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus under the caption "The exchange offer--Guaranteed delivery procedures."

Principal Amount of Original Notes Tendered:*  $
                                                --------------------------------

Certificate Nos. (if available):
                                ------------------------------------------------

If Original Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

Account Number:
                ----------------------------------------------------------------

Total Principal Amount Represented by Original Notes Certificate(s):
                                                                     -----------


ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.


                                PLEASE SIGN HERE

X
  ----------------------------------------------      --------------------------

X
  ----------------------------------------------      --------------------------
Signature(s) of Owner(s) or Authorized Signatory      Date

             Area Code and Telephone Number: ( )
                                             ----------------

      Must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

----------
*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.


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


                      PLEASE PRINT NAME(s) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
               -----------------------------------------------------------------

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               -----------------------------------------------------------------


                                    GUARANTEE

                    (Not to be used for signature guarantee)

      The undersigned, an eligible guarantor institution, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Prospectus under the caption "The exchange offer--Guaranteed delivery procedures," together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three NYSE trading days after the Expiration Date.

----------------------------------------    ------------------------------------
        Name of Firm                                   Authorized Signature


----------------------------------------    ------------------------------------
         Address                                             Title


                                             Name:
----------------------------------------           -----------------------------
        Zip Code                                  (Please type or print)


Area Code and Telephone Number:              Dated:                    , 200
                               ---------           --------------------     ----

NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL NOTES WITH THIS FORM. CERTIFICATES
      FOR ORIGINAL NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.




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